As filed with the Securities and Exchange Commission on November •, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

J.P. MORGAN FLEMING SERIES TRUST
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

J.P. Morgan Fleming Series Trust

Date

Dear Shareholder:

Your vote is important. As a shareholder in the JPMorgan Multi-Manager Small Cap Growth Fund or the JPMorgan Multi-Manager Small Cap Value Fund, you have an opportunity to vote your shares at or before a special meeting of shareholders on December 15, 2004.

The primary purpose of the meeting is to elect a five-member Board of Trustees consisting of four current Trustees and a new fifth nominee. By electing another non-interested Trustee, the Board proposes to expand the majority of members with no affiliation to JPMorgan Chase or any of its subsidiaries. Also, we seek to ratify and approve the selection of independent auditors for the Trust.

In addition, shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund are being asked to approve a new sub-advisory agreement between the Trust and Oberweis Asset Management. This new sub-advisor is being added to provide additional investment capacity as the Fund grows.

To vote shares, please sign, date and complete the enclosed Proxy Card and return it in the postage-paid envelope provided. Or, you may cast your vote by internet or touch-tone telephone by following the instructions on the proxy card. If you have any proxy related questions, need additional information or require assistance in voting your shares, please call 1-800-489-2107.

This proxy vote is not related to the announced merger of the JPMorgan Funds and the One Group Mutual Funds, which will be addressed in proxy materials mailed in November to shareholders of record of each fund complex.

Thank you for your time and consideration.

Sincerely,

George C.W. Gatch
President, JPMorgan Funds

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

522 Fifth Avenue, New York, New York 10036
Toll-Free (800) 348-4782

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on December 15, 2004

To the Shareholders:

A Special Meeting of Shareholders of the J.P. Morgan Fleming Series Trust (the "Trust"), a Massachusetts business trust, will be held at 522 Fifth Avenue, New York, New York 10036, on December 15, 2004 at 10:00 a.m. Eastern Time (the "Meeting"), for the following purposes:

(1)  To elect five Trustees;

(2)  To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004;

(3)  For shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund"), to approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Growth Fund's investment adviser, and Oberweis Asset Management, Inc.; and

(4)  To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

The close of business on September 24, 2004 has been fixed as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By order of the Board of Trustees,

Wayne H. Chan
Secretary

Dated: November    , 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

November   , 2004

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

522 Fifth Avenue,
New York, New York 10036
Toll-Free (800) 348-4782

PROXY STATEMENT
for the
SPECIAL MEETING OF SHAREHOLDERS
To be held on December 15, 2004

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Fleming Series Trust (the "Trust") to be used at the Special Meeting of the Shareholders of the Trust to be held at 522 Fifth Avenue, New York, New York 10036, on December 15, 2004, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Trust is composed of two separate funds which operate as distinct investment vehicles. The funds are the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund") and the JPMorgan Multi-Manager Small Cap Value Fund (each, a "Fund" and collectively, the "Funds").

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of five Trustees, (ii) for ratifying PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending December 31, 2004, (iii) for shareholders of the Growth Fund, for approval of the subadvisory agreement by and between J.P. Morgan Investment Management Inc., the Trust's investment adviser, and Oberweis Asset Management, Inc., and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Trust (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

On the record date, the Trust had outstanding 18,688,923 shares of JPMorgan Multi-Manager Small Cap Growth Fund and 19,943,650 shares of JPMorgan Multi-Manager Small Cap Value Fund.

For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required and for the election of Trustees, an abstention or broker non-vote will not be considered a vote cast.

In the event that a quorum is not represented at the Meeting or, if a quorum is so represented but that sufficient votes in favor of any management proposal are not received by December 15, 2004, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

The Trust's investment adviser is J.P. Morgan Investment Management Inc. ("JPMIM"). The Trust's distributor is J.P. Morgan Fund Distributors, Inc. The Trust's administrator is JPMorgan Chase Bank. The address of each of these entities is 522 Fifth Avenue, New York, New York 10036. The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-348-4782.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS
AND JPMORGAN FUND COMPLEX

The following table shows the dollar range of each nominee's beneficial ownership as of September 1, 2004, in the Funds and each nominee's aggregate ownership in any portfolios/funds that the nominee oversees in the JPMorgan Fund Complex:

Name of Nominees	Ownership of Multi-Manager Small Cap Growth Fund	Ownership of Multi-Manager Small Cap Value Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Nominees in JPMorgan Fund Complex*
Non-Interested Trustee Nominees
Cheryl Ballenger	None	None	None
Jerry B. Lewis	None	None	None
John R. Rettberg	None	None	None
Ken Whipple	None	None	None
Interested Trustee Nominee
John F. Ruffle	None	None	None

*  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the nominees will serve includes three investment companies.

As of September 1, 2004, none of the non-interested nominees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

As of December 31, 2003, the nominees and officers as a group owned less than 1% of the shares of each Fund.

Principal Holders

As of October 29, 2004, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds.

Multi-Manager Small Cap Growth Fund

Balsa & Co. JPMorgan Chase Attn: Mutual Fund Section 14221 Dallas Parkway 7-2JLP-138 Dallas TX 75254-2942	11.60%

Balsa & Co. JPMorgan Chase Attn: Mutual Funds Section 14221 Dallas Parkway 7-2JLP-138 Dallas, TX 75254-2942	5.93%

Multi-Manager Small Cap Value Fund

Balsa & Co. JPMorgan Chase Attn: Mutual Fund Section 14221 Dallas Parkway 7-2JLP-138 Dallas TX 75254-2942	12.48%

Balsa & Co. JPMorgan Chase Attn: Mutual Funds Section 14221 Dallas Parkway 7-2JLP-138 Dallas, TX 75254-2942	5.41%

PROPOSAL 1-ELECTION OF TRUSTEES

The Trust's Board of Trustees (the "Board") is presently comprised of four Trustees-Cheryl Ballenger, John R. Rettberg, John F. Ruffle and Ken Whipple. The Board proposes to expand the size of the Board and to nominate a new Trustee who will not be an interested person of the Trust, for the reasons discussed below. At the Meeting, the four Trustees and Jerry B. Lewis will stand for election to hold office until the next meeting at which Trustee elections are held or until their successors are elected and qualify.

Ms. Ballenger, Mr. Rettberg, Mr. Ruffle and Mr. Whipple were elected to the Trust's Board as non-interested Trustees when the Trust was organized in 2003. However, in March 2004, it came to the attention of the Board and JPMIM that Messrs. Ruffle and Rettberg were in fact "interested" persons of the Trust because of their ownership of stock of JPMorgan Chase & Co. ("JPMC"), the parent company of JPMIM. Their ownership of JPMC stock had not previously been identified by JPMIM as a result of inaccurate responses on annual questionnaires completed by the two Trustees and an oversight by JPMIM in identifying accurate but misplaced information in one of Mr. Ruffle's questionnaires. The Trustees and JPMIM believe that these errors might have been avoided if the Trustees had been provided guidance periodically outside the annual questionnaire process on the requirements for qualifying as a "non-interested" Trustee.

The Investment Company Act of 1940, as amended (the "1940 Act"), imposes substantial responsibilities on fund boards to protect the interests of fund investors and to manage the conflicts of interest that investment advisers have with the funds they manage. The 1940 Act also draws an important distinction between trustees who are "interested" persons of a fund and those who are not. An "interested" trustee derives that status generally from his or her relationships with the investment company or with the company's investment adviser or principal underwriter. The ownership of a direct or indirect beneficial interest in any security issued by the investment adviser or a controlling person of the investment adviser makes a person an "interested person" of the funds served by that investment adviser. In order for fund boards to effectively manage the conflicts between an investment adviser and its funds and resolve them in the interest of fund investors rather than in the interest of the investment adviser, the 1940 Act requires that at least 40 percent of the members of each fund board be "non-interested." In 2001, the Securities and Exchange Commission ("SEC") gave further recognition to the role of non-interested trustees by requiring that a fund relying on any of ten exemptive rules under the 1940 Act must have a board a majority of whose members are not interested persons. As discussed below, the Trust relied upon certain of these rules at times when it did not have a majority of Trustees who were non-interested and, as a result, the rules were unavailable to the Trust.

Mr. Ruffle's stock in JPMC was acquired when he served as a Director and Vice Chairman of the Board of JPMC. Mr. Ruffle retired in 1993, but he continued to serve JPMC as a consultant until 1998. In 1996, Mr. Ruffle was elected to the Board of J.P. Morgan Series Trust II, another mutual fund family in the JPMorgan Fund Complex, as an interested Trustee. In May 2000, Mr. Ruffle's status as an interested trustee was reviewed at his request. Mr. Ruffle was determined to be a non-interested Trustee for two reasons. First, more than two years had passed since the end of his consulting relationship with JPMC. Second, his relationship with JPMC was believed to be limited to retirement and other benefits available to him as a retired senior officer of JPMC. Because these retirement benefits were fixed amounts and not dependent on the success of JPMC's business, it was determined that Mr. Ruffle's interests as a JPMC retiree would not be in conflict with the interests of the Trust. At the time of the determination, however, Mr. Ruffle continued to own JPMC stock, a circumstance that was not then identified by JPMIM. The implications of Mr. Ruffle's retirement benefits were carefully considered, but whether Mr. Ruffle owned any JPMC stock was not addressed by JPMIM, and Mr. Ruffle did not volunteer the information.

Each Trustee of the Trust is required to complete an annual Trustee and Officer Eligibility Questionnaire (the "Questionnaire"). The Questionnaire has several purposes, one of which is to determine each Trustee's status as an "interested" or "non-interested" Trustee.

In March 2002, Mr. Ruffle disclosed his ownership of JPMC stock on the signature page of his Questionnaire, but answered "no" to the specific question regarding his ownership of stock of JPMIM or its parent or subsidiary. Due in part to the fact that Mr. Ruffle's disclosure was misplaced in the Questionnaire, JPMIM failed to identify his ownership of JPMC stock. Mr. Ruffle did not disclose his ownership of JPMC stock in either the 2003 or 2004 Questionnaires and continued to answer "no" to the question regarding ownership of stock of JPMIM or its parent or subsidiary. Mr. Ruffle continued to own JPMC stock until March 2004, when the fact of his ownership came to light and its consequences were recognized. JPMIM promptly advised Mr. Ruffle that his ownership of JPMC stock made him an interested person of the Trust. Mr. Ruffle sold his JPMC stock on March 5, 2004, at which point he became a non-interested Trustee of the Trust. However, Mr. Ruffle has suggested, and the Board has determined in light of industry "best practices" for corporate governance, that he should be considered an interested Trustee of the Trust because of his prior position as an executive officer of JPMC.

Mr. Rettberg was elected to the Board of J.P. Morgan Series Trust II as a non-interested Trustee in 1996 and was in fact non-interested until he purchased a total of 1000 shares of JPMC stock in July 2002, a fact which he did not bring to JPMIM's attention at the time of the purchase. Mr. Rettberg did not disclose his ownership of JPMC stock in either the 2003 or 2004 Questionnaires. Mr. Rettberg continued to own JPMC stock until March 2004, when he disclosed his ownership to JPMIM and its consequences were recognized. JPMIM promptly advised Mr. Rettberg that his ownership of JPMC stock made him an interested person of the Trust. He sold his JPMC stock on March 15, 2004, at which point he again became a non-interested Trustee of the Trust.

The Trust, like most mutual funds, relies in the normal course of its operations upon certain exemptive rules adopted by the SEC. As explained above, certain of those rules require as a condition to their use that a fund have a majority of trustees who are not interested persons of the fund. In addition, the Trust relies upon an exemptive order issued by the SEC in selling its securities to insurance company separate accounts that also requires the Trust to have a majority of non-interested Trustees. During the period when both Messrs. Ruffle and Rettberg were interested persons of the Trust, from January 2003 to March 2004, the Trust took actions in reliance upon Rules 10f-3, 17d-1(d)(7), 17e-1 and 17g-1(j) under the 1940 Act. However, since only two of the four Trustees, and not a majority, were non-interested persons of the Trust, the Trust could not rely upon those four exemptive rules or the exemptive order during that period. The purpose of these four exemptive rules is summarized below:

Rule 10f-3: permits a fund to purchase securities in an underwritten offering where a principal underwriter is affiliated with the fund's adviser, subject to certain conditions.

Rule 17d-1(d)(7): permits a fund and certain affiliates to enter into joint liability insurance arrangements, subject to certain conditions.

Rule 17e-1: provides a safe harbor that permits a broker-dealer affiliated with a fund's investment adviser to receive brokerage commissions for portfolio transactions executed for the fund, subject to certain conditions.

Rule 17g-1(j): permits a fund and certain affiliates to enter into a joint fidelity bond, subject to certain conditions.

A list of actions taken by the Board from January 2003 to March 2004 in reliance upon these exemptive rules appears as Annex A.

The Board engaged Willkie Farr & Gallagher LLP as special counsel to the non-interested Trustees to advise on the situation, and met telephonically on April 15, May 13 and May 18, 2004 and in person on June 23 and September 7, 2004 to consider appropriate remedial actions. The Board determined that, although Messrs. Ruffle and Rettberg had been interested persons of the Trust within the meaning of the 1940 Act, each had considered himself non-interested, had conducted himself as a Trustee as though he were in fact non-interested, and had at all times acted in what he believed to be in the best interest of the Trust and its shareholders.

When the Board again had a majority of Trustees who were not interested persons, it ratified prior actions taken by the Trust in reliance on the four exemptive rules discussed above. While ratification does not cure the fact that the rules were unavailable at certain times that the Trust relied upon them, it does reflect the Board's determination that the Trust was not in fact harmed by the approvals granted at those times. The Board also approved certain remedial actions designed to enhance the Trust's compliance with board composition requirements under the 1940 Act and the Trust's corporate governance generally. In this regard, the Board agreed that Mr. Ruffle should be considered in the future to be an interested Trustee, and elected Ms. Ballenger, a non-interested Trustee, to succeed Mr. Ruffle as Chairperson of the Board.

The Board also determined to expand the size of the Board and to nominate a fifth Trustee who would be non-interested, so that the Board would have a clear majority of Trustees (four out of five or 80 percent) who are not "interested persons" of the Trust. Mr. Lewis was recommended to the Board by the Board Nominating Committee (consisting of Ms. Ballenger and Mr. Whipple) on June 23, 2004 and was nominated by the Board at its meeting on September 7, 2004. The Board Nominating Committee also recommended that each of the current Trustees be nominated for re-election. In reaching this determination with respect to Messrs. Ruffle and Rettberg, the Board Nominating Committee took into account the Board's belief that Messrs. Ruffle and Rettberg were not solely responsible for the errors that caused them to become interested persons and that their roles in these errors were inadvertent. The Board Nominating Committee also took into account the Board's determination that Messrs. Ruffle and Rettberg had at all relevant times conducted themselves as Trustees as though they were in fact not interested and had acted in what they believed to be in the best interest of the Trust and its shareholders.

In addition, enhanced attention to and review of Questionnaires will be undertaken by the Board and JPMIM. Going forward, Trustees will complete Questionnaires during Board meetings, with members of JPMIM's legal staff present to answer any questions or resolve any ambiguities. Rather than providing a Questionnaire for each Trustee showing the previous year's responses, JPMIM will provide each Trustee with a blank Questionnaire. While this will make completion of the Questionnaire more burdensome, it will also require each Trustee to consider more carefully the answer to each question. The Questionnaire will be amended to make more explicit the conditions under which Trustees will be considered "interested" rather than "non-interested." Completed Questionnaires will be reviewed by more than one person on JPMIM's staff to minimize the risk that important facts are overlooked. Finally, the Trust's Chief Compliance Officer will be charged with the implementation of these procedures to assure the proper composition of the Board and the disclosure of each Trustee's status.

The Board considered other remedial steps, such as seeking forfeiture of the gain realized by Messrs. Ruffle and Rettberg on their sales of JPMC stock. The Board determined that this action was not appropriate in light of the Board's belief that Messrs. Ruffle and Rettberg were not solely responsible for these errors and that their ownership of the stock had not influenced their actions as Trustees. It was also noted that the business generated by the Trust (and other investment companies for which Messrs. Ruffle and Rettberg served as Trustees) could not have had any measurable impact on JPMC's revenue or profits and, as a result, on the value of the stock. The Board further considered seeking disgorgement from JPMIM of the benefits derived by JPMIM or its affiliates from the Trust's improper reliance on the SEC exemptive rules, such as repayment of the brokerage commissions paid to affiliated brokers, and determined that this action was not necessary because the interested status of Messrs. Ruffle and Rettberg did not influence their decision to approve transactions taken in reliance on the exemptive rules. The Board further directed its special counsel, counsel for the Trust and JPMIM to apprise the staff of the SEC of the situation and of the remedial actions being taken by the Board.

Information about each Trustee and Mr. Lewis is set forth below.

It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Cheryl Ballenger, Jerry B. Lewis, John R. Rettberg, John F. Ruffle and Ken Whipple. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Mr. Lewis, was elected by the sole initial shareholder of the Trust on February 10, 2003. Each of the nominees has been recommended by the Board Nominating Committee.

Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Trustee of the Trust, but if that should occur before the Meeting, proxies will be voted for the persons the Board recommends.

Information on Trustees

The names of the Board of Trustees of the Trust, together with information regarding the year of their birth, positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, New York 10036.

The following table contains basic information regarding the Trustees that oversee operations of the Trust and other investment companies within the JPMorgan Fund Complex.

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Fund Complex to be Overseen by Trustee	Other Directorships Held Outside JPMorgan Fund Complex

Non-Interested Trustee
Nominees

Cheryl Ballenger (1956), Chairperson (since 2004) and Trustee (since 2003)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	8	None

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Fund Complex to be Overseen by Trustee	Other Directorships Held Outside JPMorgan Fund Complex
Jerry B. Lewis* (1939)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	8	None

John R. Rettberg (1937), Trustee (since 2003)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	8	None

Ken Whipple (1934), Trustee (since 2003)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	8	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee Nominee

John F. Ruffle** (1937), Trustee (since 2003)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	8	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  *  Nominee for election at 2004 shareholder meeting.

  **  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

Committees of the Board

The Board of Trustees met six times during the fiscal year ended December 31, 2003. Each Trustee attended all meetings. The standing committees of the Board include the Audit Committee, the Nominating Committee and the Valuation Committee. The duties of these Committees are described below.

Audit Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence. The Audit Committee met four times during the year ended December 31, 2003.

Nominating Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating Committee will consider and evaluate candidates on the basis of the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate's ability to qualify as a non-interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee did not meet during the year ended December 31, 2003.

Valuation Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Valuation Committee. The function of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the

Chairperson deems appropriate, is authorized to review and approve fair value determinations, and did so on one occasion during the year ended December 31, 2003, but the full Board reviewed fair value determinations at their meetings in that year.

Procedures for Communications to the Board of Trustees

The Board of Trustees has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Trustees of the Trust or an individual Trustee, a shareholder must send written communications to 522 Fifth Avenue, New York, New York 10036, addressed to the Board of Trustees of J.P. Morgan Fleming Series Trust or the individual Trustee. The Trust's Secretary will maintain a copy of any such communication and promptly forward each such communication to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond.

Each member of the Board of Trustees is invited to attend the Trust's special meeting of shareholders.

Officers of the Trust

The Trust's executive officers (listed below), other than the officers who are employees of J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc., are provided and compensated by JPMIM or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupations During Past Five Years
George C.W. Gatch (1962), President (2001)	George Gatch, Managing Director, is CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established J.P. Morgan Investment Management's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963), Vice President and Treasurer (2000)	Chief Operating Officer of JPMorgan Funds from August 2004 to present and of One Group Mutual Funds from November 2001 to present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc. From December 1996 to October 1999, Managing Director of Mutual Fund Administration, Banc One Investment Advisors Corporation.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President and Chief Administrative Officer of the JPMorgan Funds from August 2004 to present and of One Group Funds from September 2004 to present; Vice President, JPMIM; Treasurer, JPMorgan Funds and Head of JPMorgan Funds Management and U.S. Institutional Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965), Secretary (2004)	President and Assistant General Counsel, JPMIM, from September 2002 to present. Prior to joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of Shearman & Sterling from May 2001 to September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 to May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 to May 1999.

Stephanie J. Dorsey (1969), Treasurer (2004)	Director of Mutual Fund Administration, One Group Administrative Services, from January 2004 to present. Ms. Dorsey worked for Bank One Corporation (now known as J.P. Morgan Chase & Co.) from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992.

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupations During Past Five Years
Jessica K. Ditullio (1963), Assistant Secretary (2004)	From August 1990 to present, Counsel, Bank One Corporation (now known as J.P. Morgan Chase & Co.).

Nancy E. Fields (1949), Assistant Secretary (2004)	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation. From January 1988 to July 1999, Vice President, Ohio Bankers Association. From July 1990 to December 1997, Vice President, Client Services, BISYS Fund Services, Inc.

Alaina Metz (1967), Assistant Secretary (2001)*	From June 1995 to present, Vice President, BISYS Fund Services, Inc.

Martin R. Dean (1963), Assistant Treasurer (2001)*	Vice President, Regulatory Services of BISYS Fund Services, Inc.

Arthur A. Jensen (1966), Assistant Treasurer (2001)*	Vice President, Financial Services of BISYS Fund Services, Inc., June 2001 to present. Formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMIM; Fund Administration-Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, Mr. Walsh held numerous senior positions during his twelve years in Prudential Financial's asset management group, including Director/Vice President of the Prudential Mutual Funds-Funds Administration Group. Mr. Walsh was also the group head of the financial/technical analysis area for the Prudential Mutual Funds Group.

Paul M. DeRusso (1954), Assistant Treasurer (2001)	Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds Administration Group.

Mary D. Squires (1955), Assistant Treasurer (2001)	Vice President, JPMIM; Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase & Co. organization complex.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMIM; previously, head of Fund Administration-Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, Mr. Ungerman held a number of senior positions in Prudential Financial's asset management business, including Assistant General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

*  The contact address for the officer is 3435 Stelzer Road, Columbus, Ohio 43219.

Remuneration of Trustees

Each Trustee is currently paid an annual fee of $25,000 for serving as Trustee of the Trust and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. Trustee aggregate compensation expenses paid by the Trust and the JPMorgan Fund Complex for the fiscal year ended December 31, 2003 are set forth below:

Name of Trustee	Multi-Manager Small Cap Growth Fund	Multi-Manager Small Cap Value Fund	Aggregate Trustee Compensation Paid by JPMorgan Fund Complex
Cheryl Ballenger	$4,030	$3,899	$25,000
John R. Rettberg	$4,030	$3,899	$25,000
John F. Ruffle	$4,030	$3,899	$25,000
Ken Whipple	$4,030	$3,899	$25,000

The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.

The Board unanimously recommends that you vote FOR the election of each of the nominees to serve as Trustees of the Trust.

PROPOSAL 2-RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Trustees has recommended, and the Board of Trustees, including all members who are not "interested persons" of the Trust (as defined in the 1940 Act), has selected, PricewaterhouseCoopers LLP (the "Auditor") as auditors of the Trust for the fiscal year ending December 31, 2004. The Auditor has extensive experience in investment company accounting and auditing. It is expected that a representative of the Auditor will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Auditor for the audit of the Trust's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $14,000 in 2002 and $131,065 in 2003.

Audit-Related Fees. There were no audit-related fees for the Trust during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to JPMIM (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were none in 2002 and $16,200 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Trust, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Trust, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

Auditor Independence. The Auditor, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

The affirmative vote of a majority of the votes cast at the meeting is required to ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust.

The Board unanimously recommends that you vote FOR the ratification and approval of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust.

PROPOSAL 3-APPROVAL OF SUBADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund"), pursuant to an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a "Subadviser" and collectively, the "Subadvisers"), JPMIM manages the investment of the assets of the Growth Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Growth Fund. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees. JPMIM also provides certain administrative services to the Growth Fund.

The Advisory Agreement provides that JPMIM shall not be protected against any liability to the Trust or the Growth Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036. Effective October 1, 2003, JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Growth Fund and shareholder services for the Trust.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services that JPMIM provides to the Growth Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Growth Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Growth Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM under the Advisory Agreement, the Growth Fund has agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of the Growth Fund's average daily net assets as specified in the Multi-Manager Funds Prospectus. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The table below sets forth the investment advisory fees paid or accrued to JPMIM (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):

	Fiscal Period from February 28, 2003 to December 31, 2003*
	Paid/Accrued	Waived
Multi-Manager Small Cap Growth Fund	$934	N/A

*  The Multi-Manager Funds commenced operations on February 28, 2003.

Investment Process

The Growth Fund uses a "multi-manager" investment strategy. JPMIM allocates portions of the Growth Fund's assets to several Subadvisers, who then manage their respective portions of the assets under the general supervision of JPMIM. State Street Research & Management Company ("State Street Research"), J. & W. Seligman & Co. Incorporated ("Seligman") and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have been engaged by JPMIM to serve as the Subadvisers of their respective portion of the Growth Fund.

JPMIM uses rigorous criteria to select Subadvisers with proven track records to manage a portion of the Growth Fund's assets. In choosing the Subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the Subadvisers' performance in various market conditions. By combining the strengths of different Subadvisers, the

Growth Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. In addition to selecting the Subadvisers and allocating the Growth Fund's assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Growth Fund. JPMIM reviews the Growth Fund's portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

Summary of Current Subadvisory Agreements

Each of the Subadvisers is independent of JPMIM and discharges its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays the Subadvisers' fees. State Street Research is indirectly owned by Metropolitan Life Insurance Company, which is a registered broker-dealer and registered investment adviser, as well as an insurance company. State Street Research is ultimately owned by MetLife, Inc., a publicly traded company. Seligman is wholly-owned by William C. Morris and key employees. William C. Morris, Chairman and director of Seligman, owns at least 50% of Seligman's voting stock. UBS Global AM, a registered investment adviser, is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

The Trust expects that differences in investment returns among the portions of the Growth Fund managed by different Subadvisers will cause the actual percentage of the Growth Fund's assets managed by each Subadviser to vary over time. In general, the Growth Fund's assets once allocated to one Subadviser will not be reallocated (or "rebalanced") to another Subadviser of the Growth Fund. However, JPMIM may reallocate assets from one Subadviser to another when deemed in the best interests of the Growth Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Growth Fund. In some instances, where a reallocation results in any rebalancing of the Growth Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Growth Fund with a relatively lower total return.

Each Subadviser is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by JPMIM to the Subadvisers for each Subadviser's portion of the respective Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of each Subadviser's portion of the Growth Fund.

The subadvisory agreements entered into by JPMIM with the Subadvisers (the "Subadvisory Agreements") were approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreements or "interested persons," as defined in the 1940 Act, of any such party, on January 21, 2003, and by the sole initial shareholder of the Growth Fund on February 14, 2003, and became effective on February 21, 2003.

The Subadvisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of such Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

Summary of Proposed Subadvisory Agreement

JPMIM proposes to engage Oberweis Asset Management, Inc. ("Oberweis"), an investment adviser based in North Aurora, Illinois, as subadviser to the Growth Fund, pursuant to an Investment Sub-Advisory Agreement between JPMIM and Oberweis (the "Proposed Subadvisory Agreement"), a copy of which is attached as Annex B.

Oberweis is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which will pay Oberweis's fees.

The allocation of the Growth Fund's assets among JPMIM, the Subadvisers and Oberweis will be determined by JPMIM, subject to the review of the Trustees, in the best interests of the Growth Fund and its shareholders. The Trust expects that differences in investment returns among the portions of the Growth Fund to be managed by Oberweis and the Subadvisers will cause the actual percentage of the Growth Fund's assets to be managed by Oberweis to vary over time.

Oberweis will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to Oberweis. The aggregate annual rates of the fees payable by JPMIM to Oberweis for Oberweis's portion of the Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of Oberweis's portion of the Growth Fund.

The Proposed Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Proposed Subadvisory Agreement provides that it will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Proposed Subadvisory Agreement, Oberweis is not liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of Oberweis's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Proposed Subadvisory Agreement.

Executive Officers and Trustees of Oberweis

Information regarding the principal executive officers and directors of Oberweis is set forth below. Oberweis's address is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. The address for each of the persons listed below, as it relates to his or her duties with Oberweis, is the same as that of Oberweis.

Name	Position with Advisor	Principal Occupation
James D. Oberweis	Chairman of the Board and Director	Chairman of the Board and Director, Oberweis Asset Management, Inc.; Chairman of the Board, Oberweis Dairy; Trustee and President, The Oberweis Funds

Patrick B. Joyce	Executive Vice President, Treasurer and Director	Executive Vice President, Treasurer and Director, Oberweis Asset Management, Inc.; Executive Vice President, Treasurer and Director, Oberweis Securities, Inc.; Executive Vice President and Treasurer, The Oberweis Funds

Martin L. Yokosawa	Senior Vice President	Senior Vice President, Oberweis Asset Management, Inc.; Senior Vice President, Oberweis Securities, Inc.; Senior Vice President, The Oberweis Funds

James W. Oberweis	President and Director	President and Director, Oberweis Asset Management, Inc., April 2002 to present and Portfolio Manager from December 1995 to present (held other officer positions from 1995 to March 2002); President and Director, Oberweis Securities, Inc.; Senior Vice President, The Oberweis Funds

Steven J. LeMire	Vice President, Administration	Vice President, Administration, Oberweis Asset Management, Inc., June 2000 to present; Compliance Manager, Oberweis Securities, Inc., March 1997 to June 2000; Vice President and Secretary, The Oberweis Funds

Required Vote

Approval of the Proposed Subadvisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the Proposed Subadvisory Agreement or "interested persons," as defined in the 1940 Act, of any such party, on September 7, 2004.

Board Review of Proposed Subadvisory Agreement

The Board believes that the terms and conditions of the Proposed Subadvisory Agreement are fair to, and in the best interests of the Growth Fund and its shareholders. The Board was presented with information demonstrating that the terms of the Proposed Subadvisory Agreement are fair to, and in the best interests of, the Growth Fund and its shareholders.

In considering the Proposed Subadvisory Agreement, the Trustees had before them information to evaluate the experience of Oberweis's key personnel in portfolio management, the quality of services Oberweis is expected to provide to the Growth Fund, and the compensation proposed to be paid to Oberweis. The Trustees gave equal consideration to all factors deemed to be relevant to the Growth Fund, including, but not limited to the following: (i) the quality of service provided to the Growth Fund; (ii) the performance of the Growth Fund since commencement of operations; (iii) the research-intensive nature and quality of the services expected to be rendered to the Growth Fund; (iv) the favorable history, reputation, qualification and background of Oberweis and its personnel and Oberweis's financial condition; (v) Oberweis's overall investment performance record; and (vi) other factors deemed relevant.

The Board determined that (i) the advisory services offered by Oberweis are services required for the operation the Growth Fund; (ii) the investment performance history of Oberweis's portfolio management team was favorable on an absolute and relative basis; (iii) that Oberweis has experience in managing investment company assets and that Oberweis's portfolio management team has demonstrated its ability to adhere to compliance procedures; (iv) that the fees for the advisory services to be rendered by Oberweis are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

The Board unanimously recommends that you vote FOR the approval of the proposed Subadvisory Agreement between JPMIM and Oberweis.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current By-Laws of the Trust, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. A shareholder proposal intended to be represented at any meeting called in the future must be received by the Trust within a reasonable time before the solicitation for that meeting is made. Otherwise the Trust will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of JPMIM and or its affiliates may solicit proxies in person or by telephone. JPMIM has retained D.F. King & Co., Inc. ("D.F. King"), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. The cost of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by employees of JPMIM, will be borne by JPMIM. The anticipated cost associated with the solicitation of proxies by D.F. King is $2,500 plus out of pocket expenses incurred by D.F. King.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may receive a call from a representative of D.F. King if JPMIM has not yet received your vote. A representative of D.F. King will call to answer your proxy related questions and offer to take your vote over the telephone. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to D.F. King by JPMIM, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement. D.F King will record your instructions and send you a letter to confirm your vote. That letter will ask you to call D.F. King immediately if the confirmation does not reflect your voting instructions correctly. You may also give your voting instructions over the telephone by calling 1-877-779-8683 or on the Internet at http://www.eproxyvote.com/jpm. D.F. King will record all instructions it receives from shareholders by telephone in accordance with the procedures set forth above. JPMIM believes that those procedures are reasonably designed to determine accurately each shareholder's identity and voting instructions.

By order of the Board of Trustees,

Wayne H. Chan
Secretary

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

BOARD ACTIONS TAKEN IN RELIANCE
ON EXEMPTIVE RULES AND EXEMPTIVE ORDER

The following is a list of actions taken by the Board of Trustees (the "Board") of J.P. Morgan Fleming Series Trust (the "Trust") in reliance upon certain exemptive rules adopted by the Securities and Exchange Commission ("SEC") and an exemptive order issued by the SEC.

January 2003 Organizational Meeting

1.  approval of joint fidelity bond with J.P. Morgan Series Trust II and premium paid

2.  approval of joint errors and omissions insurance policy with J.P. Morgan Series Trust II and certain other funds and premium paid

3.  approval of procedures permitting transactions exempted under Rule 17a-7

4.  approval of procedures permitting transactions exempted under Rule 17e-1

5.  approval of procedures permitting transactions exempted under Rule 10f-3

March 2003 Board Meeting

1.  approval of transactions exempted under Rule 10f-3

June 2003 Board Meeting

1.  approval of revised procedures permitting transactions exempted under Rule 10f-3

2.  approval of transactions exempted under Rule 10f-3

September 2003 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

December 2003 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

3.  approval of joint fidelity bond covering the Trust and premium paid

4.  approval of joint errors and omissions insurance policy with certain other funds and premium paid

March 2004 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

A-1

ANNEX B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. Morgan Investment Management Inc.

and

Oberweis Asset Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT, effective as of the ___day of December, 2004, between J.P. Morgan Investment Management Inc. (the "Adviser"), a corporation organized and existing under the laws of the State of Delaware, and Oberweis Asset Management, Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of Illinois.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 21 day of January, 2003 ("Advisory Agreement") with J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the "Trust"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("1940 Act"); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a "Fund"); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, ("Advisers Act"); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the "Subadviser Assets") and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT

Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES OF THE SUBADVISER

(a) Investment Subadvisory Services. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund's investment objective, policies, and restrictions as provided in the Trust's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and such other limitations as the Adviser may institute (so long as Adviser has provided such other limitations to Subadviser in writing prior to their implementation). The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

(b) Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust's Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)  regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to Subadviser's services hereunder, including compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)  comply with valuation procedures formally adopted by Board, including any amendments thereto that has been provided to Subadviser, and consult with the Trust's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)  provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser's proprietary and confidential information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser's similarly managed accounts and funds, for inclusion in the Trust's Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory require-ments or as requested by applicable federal or state regulatory authorities; provided that Subadviser shall have no responsibility or liability with respect to the Trust's presentation of such information, unless the information it provides in accordance with this provision is inaccurate or incomplete.

(c) Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser in writing. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

(d) Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund at the date of execution of this Agreement, and thereafter as necessary to reflect any changes.

(e) Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Adviser recognizes that, in some cases, the Subadviser's allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

(f) Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund's or the Adviser's reasonable request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

(g) Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust's Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust's Administrator shall promptly provide the Subadviser with copies of the Trust's Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser's compliance with such Prospectus, policies or procedures.

(h) Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Subadviser's obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to Subadviser.. The Subadviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

(i) Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust's name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material or disclose information related to the business of the Subadviser or any of its affiliates in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

(j) Other Subadvisers. With respect to the Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of the Fund.

3.  COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets' average daily net assets as determined by the Trust's accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.  STANDARD OF CARE

The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement.

5.  INDEMNIFICATION

(a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) ("Losses"), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser's reckless disregard of its obligations and duties under this Agreement

(b) The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's obligations and duties under this Agreement; ; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.  NON-EXCLUSIVITY

The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients' accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.  MAINTENANCE OF INSURANCE

During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain comprehensive general liability coverage and will carry a fidelity bond covering it and each of its employees and authorized agents with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.  CONFIDENTIALITY

Each party to this Agreement shall keep confidential any proprietary or nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.  TERM OF AGREEMENT

This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund's shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  REPRESENTATIONS OF SUBADVISER

The Subadviser represents, warrants, and agrees as follows:

(a) The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

(c) Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

(d) The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser's Form ADV more than 48 hours prior to the execution of this Agreement.

11.  PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of Subadviser's obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifing periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable "federal securities laws", as required by Rule 38a-1(e)(1) under the 1940 Act, and

Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust's chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust's chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, "Certifying Officers") are required to certify the Trust's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust's periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.  PROVISION OF CERTAIN INFORMATION BY THE ADVISER

The Adviser will promptly notify the Subadviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.  AMENDMENT OF AGREEMENT

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.  MISCELLANEOUS

(a)  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b)  Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

(c)  Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(d)  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

(e)  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

(f)  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 522 Fifth Avenue, New York, NY 10036, Attention: Wayne H. Chan.

All notices to Subadviser shall be sent to:

Oberweis Asset Management, Inc.
Attention: James W. Oberweis
951 Ice Cream Drive, Suite 200
North Aurora, IL 60542

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

Oberweis Asset Management, Inc.

Attest:	By:

James W. Oberweis

President

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust's accounting agent:

FUND	RATE
JPMorgan Multi-Manager Small Cap Growth Fund	0.55%

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The Board of Trustees recommends that you vote FOR
J.P. MORGAN FLEMING SERIES TRUST		each of the nominees and FOR the selection of Pricewaterhouse Coopers LLP as independent auditors.

1. ELECTION OF TRUSTEE NOMINEES:
YOUR VOTE IS IMPORTANT.
Please complete, sign and return this card as soon as possible.		(01) Cheryl Ballenger, (02) Jerry B. Lewis, (03) John R. Rettberg, (04) John F. Ruffle and (05) Ken Whipple
Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

RECORD DATE SHARES:
			For	Against	Abstain
		2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors	☐	☐	☐

Please be sure to sign and date this Proxy.	Date

Shareholder signature	Co-owner signature

DETACH CARD		DETACH CARD

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/jpm	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

J.P. MORGAN FLEMING SERIES TRUST

522 FIFTH AVENUE,
NEW YORK, NEW YORK 10036

PROXY

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of J.P. MORGAN FLEMING SERIES TRUST, to be held on December 15, 2004 and appoints Wayne H. Chan and Christopher D. Walsh (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES OF THE BOARD OF TRUSTEES AND IN FAVOR OF PROPOSAL 2. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box. (Continued and to be signed on the reverse side.)

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The Board of Trustees recommends that you vote FOR
JPMORGAN MULTI MANAGER SMALL CAP GROWTH FUND		each of the nominees and FOR the selection of Pricewaterhouse Coopers LLP as independent auditors.and FOR the approval of Oberweis Asset Management, Inc. as subadviser.

1. ELECTION OF TRUSTEE NOMINEES:
YOUR VOTE IS IMPORTANT.
Please complete, sign and return this card as soon as possible.		(01) Cheryl Ballenger, (02) Jerry B. Lewis, (03) John R. Rettberg, (04) John F. Ruffle and (05) Ken Whipple
Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

RECORD DATE SHARES:
			For	Against	Abstain
		2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors	☐	☐	☐

			For	Against	Abstain
Please be sure to sign and date this Proxy.	Date	3. Approval of OberweisAsset Management,Inc. as subadviser to the Fund	☐	☐	☐

Shareholder signature	Co-owner signature

DETACH CARD		DETACH CARD

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/jpm	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

JPMORGAN MULTI MANAGER SMALL CAP GROWTH FUND

522 FIFTH AVENUE,
NEW YORK, NEW YORK 10036

PROXY

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of JPMORGAN MULTI MANAGER SMALL CAP GROWTH FUND, to be held on December 15, 2004 and appoints Wayne H. Chan and Christopher D. Walsh (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES OF THE BOARD OF TRUSTEES AND IN FAVOR OF PROPOSALS 2 AND 3. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box. (Continued and to be signed on the reverse side.)